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                                                                    EXHIBIT 10.9

                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement") is made and entered into as of January 12, 1996 (the "Effective Date") by and among Award Software International, Inc., a California corporation (the "Company"), Vobis Microcomputer AG, a company organized under the laws of the Federal Republic of Germany (the "Investor"), and the parties listed on Exhibit A attached hereto (the "Shareholders"). The Investor and the Shareholders are sometimes hereinafter collectively referred to herein as the "Holders".

                                    RECITALS

         WHEREAS, concurrently herewith, the Investor is purchasing from the Company shares of its Common Stock and a warrant to purchase its Common Stock (collectively, the "Securities") pursuant to a Securities Purchase Agreement dated of even date herewith between the Company and the Investor (the "Purchase Agreement");

         WHEREAS, as an inducement to Vobis to purchase the Securities pursuant to the Purchase Agreement, the Investor, the Shareholders and the Company desire to enter into this Agreement to set forth their agreements and understandings with respect to how shares of the Company's capital stock held by them will be voted on certain matters;

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

         1. Size of Board of Directors. During the term of this Agreement, each Holder agrees to vote all shares of capital stock of the Company now or hereafter directly or indirectly owned (of record or beneficially) by such Holder to maintain the authorized number of members of the Board of Directors of the Company (the "Board") at no less than five (5) directors, and to oppose any effort by any party to change the authorized number of directors of the Company to less than five (5) directors. In addition, the Company agrees to maintain the authorized number of members of the Board at no less than five (5) directors.

         2.    Election of Board of Directors.

               2..1     Voting; Board Composition. During the term of this
Agreement, each Holder agrees to vote all shares of capital stock of the Company now or hereafter directly or indirectly owned (of record or beneficially) by such Holder, in such manner as may be necessary to elect (and maintain in office) as a members of the Board an individual designated by the Investor who is reasonably agreeable to the Company (the "Investor Designee").

               2.2 Initial Board Members. As of the Effective Date, the initial Vobis Designee shall be Theo Lieven.
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               2.3      Changes in Board Designees.  From time to time during
the term of this Agreement, the Investor may, in its sole discretion;

                        (a) elect to remove from the Board any incumbent Investor Designee who occupies a Board seat for which the Investor is entitled to designate the Investor Designee under Section 2.1; and/or

                        (b) designate a new Investor Designee for election to a Board seat for which the Investor is entitled to designate the Investor Designee under Section 2.1 (whether to replace a prior Investor Designee or to fill a vacancy in such Board seat); provided such removal and/or designation of the Investor Designee is approved in a writing signed by the Investor, in which case such election to remove the Investor Designee and/or elect a new Investor Designee will be binding on the Investor. In the event of such removal and/or designation of the Investor Designee under this Section 2.3, the Holders shall vote their shares of the Company's capital stock as provided in Section 2.1 to cause: (a) he removal from the Board of the Investor Designee so designated for removal by the Investor; and (b) the election to the Board of any new Investor Designee so designated for election to the Board by the Investor.

               2.4 Notice; Cumulative Voting. The Company shall promptly give each of the Holders written notice of any change in composition of the Board and of any proposal by the Investor to remove or elect a new Investor Designee. In any election of directors pursuant to this Section 2, the Holders shall vote their shares in a manner sufficient to elect to the board the individuals to be elected thereto as provided in this Section 2, utilizing cumulative voting, if and to the extent necessary to do so.

         3. Further Assurances. Each of the Holders and the Company agree not to vote any shares of the Company's capital stock, or to take any other actions, that would in any manner defeat, impair, be inconsistent with or adversely affect he stated intentions of the parties under Sections 1 and 2 of this Agreement.

         4.    Transferees; Legends on Certificates.

               4.1 Effect on Transferees. Each and every transferee or assignee of any shares of capital stock of the Company from any Holder which or who is Affiliate (as defined below) of such Holder shall be bound by and subject to the terms and conditions of this Agreement that are applicable to such transferee's transferor or assignor, and the Company shall require, as a condition precedent to the transfer of any shares of capital stock of the Company subject to this Agreement, that the transferee agrees in writing to be bound by, and subject to, all the terms and conditions of this Agreement. For purposes of this Agreement, "Affiliate" shall mean as to any Holder: (a) any other person directly or indirectly controlling, controlled by or under common control with such Holder; (b) any other person owning or controlling 10% or more of the outstanding voting securities of such Holder; (c) any officer, director or partner of such Holder; (d) any business entity for which Holder acts as an officer, director or partner;


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(e) the spouse or any relative of such Holder; and (f) any trust or other estate in which such Holder or any other person covered by items (a) through (e) has a beneficial interest or as to which such Holder serves as trustee or in a similar capacity.

               4.2 Legend. The Holders agree that all Company share certificates now or hereafter held by them that represent shares of capital stock of the Company subject to this Agreement will be stamped or otherwise imprinted with a legend to read as follows:

         THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS AND RESTRICTIONS WITH REGARD TO THE VOTING OF SUCH SHARES AND THEIR TRANSFER, AS PROVIDED IN THE PROVISIONS OF A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION.

         5. Enforcement of Agreement. Each of the Holders acknowledge and agree that any breach of any of them of this Agreement shall cause the Investor irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Holder of any provision of this Agreement, the Company and the Investor shall each be entitled to the remedies of specific performance, injunction or other preliminary or equitable relief, including the right to compel any such breaching Holder, as appropriate, to vote such Holder's shares of capital stock of the Company in accordance with the provisions of this Agreement, in addition to such other rights remedies as may be available to the Company or the Investor for any such breach or threatened breach, including but not limited to the recovery of money damages.

         6. Term. This Agreement shall commence on the Effective Date and shall terminate upon the first to occur of the following:

               (a)      The date that is three (3) years from the Effective
Date;

               (b) The consummation of the sale of securities of the Company to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended, pursuant to which the aggregate offering price to the public is at least $10,000,000.00 and the price per share is at least $6.80.

               (c) Immediately prior to the closing of (i) any consolidation or merger of the Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger or stock representing a majority of the voting power of a corporation that wholly owns, directly or indirectly, the surviving corporation or such consolidation or merger; (ii) the sale, transfer or assignment of securities of the Company representing a majority of the


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voting power of all the Company's outstanding voting securities by the holders thereof to an acquiring party in a single transaction or series of related transactions; (iii) any other sale, transfer or assignment of securities of the Company representing over fifty percent (50%) of the voting power of the Company's then outstanding voting securities by the holders thereof to an acquiring party;' or (iv) the sale of all or substantially all the Company's assets; or

               (d) The date that the aggregate percentage ownership interest in the Company of the Investor and any wholly-owned subsidiaries of the Investor collectively equals less than eight percent (8%), as determined in accordance with Section 3.1 of that certain Investor's Rights Agreement dated as of even date herewith among the Company, the Investor and certain shareholders of the Company.

         7.    Miscellaneous.

               7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to contracts made among residents of, and wholly to be performed within, the State of California, without reference to principles of conflict of laws or choice of laws.

               7.2 Further Instruments. From time to time, each party hereto shall execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

               7.3 Successors. This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, heirs, successors, and assigns of the parties hereto; provided, however, that any transferee of any shares of stock of the Company affected by this Agreement which or who is an Affiliate of the transferring Holder of such shares shall be required, as a condition precedent to acquiring such shares, to first agree in writing to be bound by all the terms and conditions of this Agreement applicable to such transferee's transferor; and provided further that no rights under this Agreement may be assigned apart from the related shares of the Company's capital stock.

               7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               7.5 Entire Agreement. This document constitutes and contains the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subject matter hereof.

               7.6 Amendments and Waivers. Any terms of this Agreement may be amended and the observance of any term of the Agreement may be waived (either


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generally or in a particular instance and either retroactively or prospectively)
with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon the Company, all the Holders and their permitted transferees and assignees.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


COMPANY:                                    INVESTOR:


Name:                                       Name:
     ------------------------------              -------------------------------

By:                                         By:
   --------------------------------            ---------------------------------

Title:                                      Title:
      -----------------------------               ------------------------------




SHAREHOLDERS:

Name:
     ------------------------------

By:
   --------------------------------

Title:
      -----------------------------




                                       5
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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


COMPANY:                                    INVESTOR:


Name:                                       Name:
     ------------------------------              -------------------------------

By:                                         By:
   --------------------------------            ---------------------------------

Title:                                      Title:
      -----------------------------               ------------------------------




SHAREHOLDERS:

Name:
     ------------------------------

By:
   --------------------------------

Title:
      -----------------------------








                      [Signature Page to Voting Agreement]



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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                    INVESTOR:


Name:                                       Name:
     ------------------------------              -------------------------------

By:                                         By:
   --------------------------------            ---------------------------------

Title:                                      Title:
      -----------------------------               ------------------------------




SHAREHOLDERS:

Name:                                       Name:
     ------------------------------              -------------------------------

By:                                         By:
   --------------------------------            ---------------------------------

Title:                                      Title:
      -----------------------------               ------------------------------











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
                                         WALDEN CAPITAL PARTNERS II, L.P.


                                         By:
                                            ------------------------------------


                                         Title:
                                               ---------------------------------


                                         Address:  750 Battery Street
                                                   Floor 7
                                                   San Francisco, CA  94111-1523




                                         WALDEN TECHNOLOGY VENTURES II, L.P.


                                         By:
                                            ------------------------------------

                                         Title:
                                               ---------------------------------


                                         Address:  750 Battery Street
                                                   Floor 7
                                                   San Francisco, CA  94111-1523




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